UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013

AUDIOEYE, INC.

DELAWARE	333-17746	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9070 South Rita Road, Suite 1450

Tucson, Arizona 85747

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities

During the period from June 17, 2013 to November 13, 2013, AudioEye, Inc. (the “Company”) sold an aggregate of 1,142,000 units to 16 accredited investors for gross proceeds of $571,000 in a private placement (the “First Private Placement”).  The Company paid to the placement agent commissions of $39,680.  The units in the First Private Placement consisted of 1,142,000 shares of the Company’s common stock and warrants to purchase an additional 1,221,360 shares of common stock, which warrants include warrants to purchase 79,360 shares of the Company’s common stock issued to the placement agent in connection with their services.  The warrants in the First Private Placement are for a term of three years (four years for the warrants issued to the placement agent) and have an exercise price of $0.50 per share.

On December 23, 2013, the Company sold an aggregate of 10,835,002 units to 15 accredited investors for gross proceeds of $3,250,500.40 in a separate private placement (the “Second Private Placement”).  The Company paid to the placement agent commissions of $226,200.01.  The units in the Second Private Placement consisted of 10,835,002 shares of the Company’s common stock and warrants to purchase an additional 11,701,806 shares of the Company’s common stock, which warrants include warrants to purchase 866,804 shares of the Company’s common stock issued to the placement agent in connection with their services.  The warrants in the Second Private Placement are for a term of five years and have an exercise price of $0.40 per share.  The warrants issued in the First Private Placement and Second Private Placement (together, the “Placements”) are referred to herein as the “Warrants.”

The securities issued in the Placements were not registered under the Securities Act of 1933, as amended (the “Act”) in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated under the Act.  The securities may not be offered or sold in the United States by the holder in the absence of an effective registration statement or exemption from the registration requirements of the Act.  In this connection, the Company has agreed to register the shares of common stock issued in the Placements and the shares issuable upon exercise of the Warrants pursuant to registration rights agreements executed in connection with the Placements.  The Company intends to use the proceeds from the Placements for general corporate purposes.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 4.01                        Form of Warrant (First Private Placement)

4.02                        Form of Warrant (Second Private Placement)

10.01                 Form of Registration Rights Agreement dated as of November 13, 2013 by and among the Company and the investors (First Private Placement).

10.02                 Form of Registration Rights Agreement dated as of December 23, 2013 by and among the Company and the investors (Second Private Placement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2013	AUDIOEYE, INC.

	By:	/s/ Nathaniel T. Bradley
Nathaniel T. Bradley, President and Chief
Executive Officer

Index to Exhibits

Exhibit No.	Description

4.01	Form of Warrant (First Private Placement)

4.02	Form of Warrant (Second Private Placement)

10.01	Form of Registration Rights Agreement dated as of November 13, 2013 by and among the Company and the investors (First Private Placement).

10.02	Form of Registration Rights Agreement dated as of December 23, 2013 by and among the Company and the investors (Second Private Placement).